UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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The Goldfield Corporation

(Name of Registrant as Specified in Its Charter)

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THE GOLDFIELD CORPORATION

1684 West Hibiscus Blvd.

Melbourne, FL 32901

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2020

The following information is to notify shareholders of The Goldfield Corporation (the “Company”) of a change in meeting location as announced today via Press Release and that relates to the Company’s proxy statement (the “2020 Proxy Statement”), dated April 17, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Company’s 2020 Annual Meeting of Shareholders (“Annual Meeting”) to be held on Friday, May 22, 2020. This information is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about May 1, 2020.

PLEASE READ THIS INFORMATION IN CONJUNCTION WITH THE PROXY STATEMENT.

To Our Stockholders:

Notice is hereby given that the Company has today announced a change in the format of its Annual Meeting from in-person to a virtual-only meeting format. Due to the emerging public health impact of COVID-19 and to support the health and well-being of the Company’s stockholders, employees and their families, the Company has decided it will hold its Annual Meeting in a virtual meeting format only via webcast. As previously announced the Annual Meeting will be held Friday, May 22, 2020 at 9:00 a.m. Eastern Daylight Time. There were no changes to the Annual Meeting date, time or business items to be addressed, which are described in the Company’s 2020 Proxy Statement as previously distributed on April 17, 2020.

The platform for the virtual Annual Meeting includes functionality that affords validated shareholders the same meeting participation rights and opportunities they would have at an in-person meeting. Instructions to access and log-in to the virtual Annual Meeting are provided below.

It remains very important that your shares are represented and voted at the Annual Meeting. Therefore the Company strongly encourages you to vote in advance of the Annual Meeting, regardless of the number of shares you own, whether you are able to participate in the meeting webcast, and the ability to vote during the Annual Meeting.  If you have already voted, the Company thanks you for taking the time. If you have not already voted, please take a moment to vote at your earliest convenience.  See below for instructions for voting before or during the meeting. As described in the Company’s proxy materials previously distributed for the Annual Meeting on April 17, 2020, only stockholders of record at the close of business on April 2, 2020 will be entitled to vote at the meeting or any adjournment thereof.

VOTING BEFORE the Annual Meeting:

• By Internet—If you have Internet access, you may submit your proxy by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 16-digit number included on your Notice or your proxy card in order to vote by Internet.

• By Telephone—If you have access to a touch-tone telephone, you may submit your proxy by dialing 1-800-690-6903 and by following the recorded instructions. You will need the 16-digit number included on your Notice or your proxy card in order to vote by telephone.

• By Mail—You may vote by mail by returning the card in the envelope provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

VOTING DURING the Annual Meeting:

• Vote by Internet— Go to www.virtualshareholdermeeting.com/GV2020 and vote during the meeting by following the instructions on the meeting website.

As noted above, the Company strongly encourages you to vote in advance of the Annual Meeting by using one of the methods set forth above under “BEFORE the Annual Meeting” (also set forth in the proxy materials previously distributed), whether or not you plan to access the Annual Meeting.  The proxy/voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.  If you have already voted, you do not need to take any further voting action unless you wish to change your vote.

By Order of the Board of Directors
Denise L. Diaz
Corporate Secretary

Melbourne, Florida May 1, 2020

On May1, 2020, the Company issued the following press release related to a change to the format of the Annual Meeting to be held on Friday, May 22, 2020. As described below, the Annual Meeting will now be held in a virtual-only meeting format.

The following press release was issued by The Goldfield Corporation on May 1, 2020.

hip name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

solely by means of remote communication. On April 8, 2020, Kimberly-Clark Corporation (the “Corporation”) issued the following press release related to a change to the format of the Corporation’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Wednesday, April

29, 2020. As described below, the 2020 Annual Meeting will now be held in a virt

GOLDFIELD ANNOUNCES CHANGE TO A VIRTUAL MEETING FORMAT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

MELBOURNE, Florida, May 1, 2020 - The Goldfield Corporation (NYSE American: GV), (“Goldfield” or the “Company”) a leading provider of electrical construction services for the utility industry and industrial customers through its subsidiaries Power Corporation of America, C and C Power Line, Inc., Precision Foundations, Inc., and Southeast Power Corporation, with operations primarily in the Southeast, mid-Atlantic and Texas-Southwest regions of the United States, today announced a change in the format of its 2020 Annual Meeting of Stockholders (“Annual Meeting”) from in-person to a virtual-only meeting format. Due to the emerging public health impact of COVID-19 and to support the health and well-being of the Company’s stockholders, employees and their families, the Company has decided it will hold its Annual Meeting in a virtual meeting format only via webcast. As previously announced the Annual Meeting will be held Friday, May 22, 2020 at 9:00 a.m. Eastern Daylight Time. There were no changes to the Annual Meeting date, time or business items to be addressed, which are described in the Company’s 2020 proxy materials as previously distributed on April 17, 2020.

As described in the Company’s proxy materials previously distributed for the Annual Meeting on April 17, 2020, only the stockholders of record at the close of business on April 2, 2020, the Company’s record date, are entitled to participate in the Annual Meeting.

Attending the Annual Meeting

Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below, and in the previously distributed proxy materials, to attend the virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions below will have an opportunity to vote and to submit questions electronically during the Annual Meeting.

Attend live online at www.virtualshareholdermeeting.com/GV2020. If you were a stockholder as of the record date, April 2, 2020, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/GV2020;
•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/GV2020 on the day of the Annual Meeting;
•	Webcast starts at 9:00 a.m. Eastern Daylight Time;
•	Stockholders may vote and submit questions while attending the Annual Meeting via the Internet;
•	You will need your 16-Digit Control Number (provided to you in your proxy materials) to enter the Annual Meeting; and
•

The proxy materials for the Annual Meeting are available at www.proxyvote.com. The proxy card and voting instruction form included with the previously distributed proxy materials will not be updated to reflect the change in location of the meeting, but they may continue to be used to vote your shares on the proposals to be presented at the virtual Annual Meeting. Stockholders who have previously voted do not need to take any further action. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote and submit questions at the Annual Meeting.

Stockholders

If you were a stockholder at the close of business on April 2, 2020 you can attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/GV2020 on the day of the Annual Meeting and entering the 16-digit control number previously provided to you in your proxy materials.

Submitting Questions

On the day of, and during the question and answer portion of the Annual Meeting, stockholders will also be able to submit questions through the platform being used for the Annual Meeting www.virtualshareholdermeeting.com/GV2020.

As is customary, after the business portion of the Annual Meeting, we will hold a question and answer session during which we intend to answer appropriate questions submitted, via the webcast platform, during the Annual Meeting that are pertinent to the Company, as time permits.

Technical Assistance

We encourage you to access the Annual Meeting 10 minutes prior to the start time. Online check-in will begin at 8:50 a.m. Eastern Daylight Time, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins on the day of the Annual Meeting at www.virtualshareholdermeeting.com/GV2020.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins. Participants should ensure that they have a strong Internet connection wherever they intend to be while they participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

About Goldfield

Goldfield is a leading provider of electrical construction services engaged in the construction of electrical infrastructure for the utility industry and industrial customers, primarily in the Southeast, mid-Atlantic and Texas-Southwest regions of the United States. For additional information, please refer to our filings with the Securities and Exchange Commission or visit the Company’s website at http://www.goldfieldcorp.com.

For further information, please contact:

The Goldfield Corporation

Kristine Walczak

Phone: 312-898-3072

Email:  kwalczak@effectivecorpcom.com

-only meeting format.